                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 28, 2005
                                                 -------------------------------

                            ENERGY WEST, INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      MONTANA                        0-14183                    81-0141785
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

1 First Avenue South, Great Falls, Montana                59401
--------------------------------------------------------------------------------
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (406) 791-7500
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|   |   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
|   |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
|   |   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))
|   |   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 5.02  Departure of Principal Officer; Appointment of Principal Officer.

         Mr. M. Shawn Shaw resigned as Principal Financial Officer of the
Company on February 28, 2005. On March 2, 2005, the Company appointed Mr. Wade F.
Brooksby as the Chief Financial Officer of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENERGY WEST, INCORPORATED

                                     By:  /s/ John C. Allen
                                         -----------------------------------------
                                          John C. Allen
                                          Senior Vice President and General Counsel

Date:  March 4, 2005